Exhibit 99.1

Forward Looking Statements 1 This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. We especially identify statements concerning our acquisition of Eastern Insurance Holdings, Inc. and the establishment of Lloyd's Syndicate 1729 as Forward Looking Statements and direct your attention to our news releases issued on September 24, 2013, our Current Report on Form 8K, issued on September 24, 2013 and our subsequently filed Forms 10K and 10Q for discussion s of risk factors pertaining to these transactions and subsequent integration into ProAssurance. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is included in this presentation and is also available in our latest quarterly news release, which is available in the Investor Relations section of our website, www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release . N on - GAAP Measures

ProAssurance Corporate Profile Healthcare - centric specialty insurance writer Healthcare Professional Liability (HCPL) Only public company writing predominately HCPL Life sciences and medical device liability Workers' compensation Legal professional liability ProAssurance Mission Statement We Exist to Protect Others As a strong and trusted partner, we help our customers confront uncertainty through innovative loss transfer and loss mitigation solutions for liability risks, with an emphasis on healthcare. 2

Financial Results YTD Our commentary on YTD 2014 results and updates on recent transactions and strategy

Strong Results YTD in 2014 4 Record level of capital being returned to shareholders $ 427 million in share repurchase and dividends declared (at 12/3/14) More than $1 billion in share repurchase and dividends declared since 2007 Gross Written Premiums up 40% year - over - year Driven by the acquisition of Eastern Alliance Insurance Group Expenses also rising with the inclusion of Eastern and the start - up of Syndicate 1729 Return on Equity: 7.4% Shareholders’ Equity: $2.3 billion Up 63% since 2008 Book Value: $40.24 YTD increase: 3% $263 million in cash and short - term investments at holding company as of September 30, 2014

Key YTD Takeaways 5 Acquisition of Eastern Alliance Insurance Group driving top line growth Strong favorable reserve development New products and capabilities coming to market ProAssurance Risk Solutions ProAssurance Complex Medicine New D&O product for healthcare insureds Continued growth in market - expanding partnerships Certitude CAPAssurance Commitment to invest in the technology and people that will be required to serve the evolving needs of insureds

YTD 2014 Income Statement Highlights in millions, except per share data September 30 , Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 632 $ 452 +40% Net Premiums Earned $ 525 $ 399 +32% Total Revenues $ 634 $ 547 +16% Net Losses & Loss Adjustment Expenses $ 288 $ 190 +51% Underwriting & Operating Expenses $ 159 $ 106 +50% Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition) $ 131 $ 227 - 42% Operating Income $ 126 $ 160 - 21% Net Income per Diluted Share $2.19 $3.65 - 40% Operating Income per Diluted Share $2.10 $2.57 - 18% 6

$1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.32 2008 2009 2010 2011 2012 2013 Q3 2014 YTD 2014 Balance Sheet Highlights Split adjusted, in billions Shareholders’ Equity $ 2.3 $ 2.4 - 3% Total Investments 4.1 3.9 +3% Total Assets 5.3 5.2 +5% Policy Liabilities 2.6 2.4 +9% 9/30/14 12/31/13 CHANGE Shareholders’ Equity Up 63% Since 2008 Book Value per Share $ 40.24 $ 39.13 +3% 7

Capital Discussion We focus on the creation of meaningful shareholder value through a disciplined approach to capital management

Strong Commitment to Capital Management Capital return at historic levels – $427 million YTD Dividends:$221 mln declared in 2014 Quarterly dividend increased to $0.31/share on December 3, 2014 Yield: Approximately 2.6% Buyback: $206 mln spent YTD 4.6 mln shares repurchased $198 mln currently authorized $100 million added on December 3, 2014 $558 mln since 2007 $206 $32 $21 $151 $154 $70 $65 $38 $15 $427 $97 $192 $36 $106 $52 $88 $54 YTD 14 2013 2012 2011 2010 2009 2008 2007 Share buybacks Special Dividends Regular Dividends As of December 3, 2014 $ in millions Buyback & Dividends 9

Effective Use of Capital 10 $1.5 billion deployed since 2010 Preparing our business to succeed in the new world of healthcare Directly benefiting our shareholders through dividends and share repurchase Dividends Declared Share Repurchase Acquisition Total 2010 $ 0 $ 106,346 $ 233,000 $ 335,346 2011 15,269 21,013 0 36,282 2012 192,466 0 24,000 216,466 2013 64,777 32,4547 153,700 251,114 2014 221,224 204,749 205,244 450,000 Total $ 493,736 $ 365,835 $ 615,944 $ 1,475,515 $ in 000’s As of December 3, 2014

Strong Capital Position and Minimal Debt Committed to enhancing shareholder value through effective capital management R etaining capital needed for the market turn and M&A 11% 10% 6% 2% 3% 3% 2% 13% 16% 22% 25% 19% 14% 20% $- $0.5 $1.0 $1.5 $2.0 $2.5 YTD 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 $ in billions Debt Equity Debt to Equity No Debt Prior to 2001 Premiums to Surplus Debt to Equity $250 million long - term debt 10 - year notes due 11/15/2023 at a coupon of 5.30% Debt - to - capital easily supports financial ratings 11 1.4 1.3 1.0 0.5 0.4 0.3 0.3 0.3 0.3 0.2 0.2 0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 YTD 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Premiums Equity Premiums to Surplus YTD 2014 is Annualized $ in billions

$2.62 $3.85 $4.77 $6.24 $11.60 $15.75 $10.09 $8.34 $10.50 $16.08 $19.56 $24.32 $24.96 $27.46 $26.39 $30.30 $39.91 $42.19 $48.48 $45. 09 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 YTD '14 $1.84 $3.14 $4.28 $5.79 $6.96 $8.01 $9.39 $10.46 $12.30 $16.81 $19.35 $21.35 $26.30 $30.17 $35.67 $40.23 $43.56 $45.57 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 YTD '14 Cumulative Dividends Book Value per Share The Payoff: Consistent Book Value Growth Book Value growth captures our focus on long - term excellence Increased every year we have been public Inception to 9/30/14 10 - Year ( 2004 - 2013) CAGR : 15% CAGR: 17% Cumulative : 2,383% Cumulative: 364% Historical Book Value Per Share Split Adjusted Dividends Shown in the Year Declared Reflects all stock splits and includes all dividends in the year declared Inception to 11/30/14 10 - Year ( 2004 - 2013) CAGR : 13% CAGR: 12% Cumulative : 1,621% Cumulative: 201% Historical Share Price Split Adjusted 12

Focused on Shareholder Value Maintaining profitability and bottom line focus Continuing to grow book value per share Producing sustainable shareholder value 0.0 0.5 1.0 1.5 2.0 2.5 $- $10.00 $20.00 $30.00 $40.00 $50.00 Sep-91 Aug-93 Jul-95 Jun-97 May-99 Apr-01 Mar-03 Feb-05 Jan-07 Dec-08 Nov-10 Oct-12 Sep-14 Price to Book Stock Price $ BV/Share $ Current Prices Reflect the Solid Value of ProAssurance Stock Price Through 11/30/14 to Q3 2014 Book: 1.12x Average Since Inception: 1.4x Unadjusted for dividends Prices Adjusted for 2:1 Stock Split 13

Consolidated Operational Highlights Our commentary on YTD 2014 results and updates on recent transactions and strategy

2014 Corporate Update 15 Acquired Eastern Insurance effective 1/1/14 Integration into ProAssurance well underway Significant contributions to Q1 results Lloyd’s Syndicate 1729 began operations on 1/1/14 Business on the books as planned All senior staffing arrangement complete Medmarc and IND well integrated into ProAssurance operations

Strong Operational Results YTD in 2014 Combined Ratio: 85.1% (Avg Since 2009: 67.1%) Operating Ratio: 67.4% (Avg Since 2009: 42.1%) 69.1% 68.0% 52.5% 57.3% 70.6% 85.1% 38.8% 39.8% 27.6% 32.6% 46.1% 67.4% 2009 2010 2011 2012 2013 YTD 2014 Combined Ratio and Operating Ratio History Combined Ratio Operating Ratio 16

Operational Results vs Top 100 P&C Writers Consistently achieving superior results 69.1% 68.0% 52.5% 57.3% 70.6% 85.1% 99.5% 99.4% 106.8% 102.0% 97.1% 2009 PRA Rank: 2 2010 PRA Rank: 4 2011 PRA Rank: 1 2012 PRA Rank: 1 2013 PRA Rank: 1 YTD 2014 PRA Top 100 P&C AVERAGE 17 PRA Data: As reported Industry Data: Moody’s P&C Statistical Handbooks for 2009 - 2013 Combined Ratio Comparison: PRA vs Top 100 P&C Writers

Operational Results vs Top 100 P&C Writers Consistently achieving superior results 38.8% 39.8% 27.6% 32.6% 46.1% 67.4% 88.2% 89.8% 97.4% 93.4% 89.1% 2009 PRA Rank: 1 2010 PRA Rank: 3 2011 PRA Rank: 1 2012 PRA Rank: 1 2013 PRA Rank: 1 YTD 2014 PRA Top 100 P&C AVERAGE 18 PRA Data: As reported Industry Data: Moody’s P&C Statistical Handbooks for 2009 - 2013 Operating Ratio Comparison: PRA vs Top 100 P&C Writers

Consistent Approach to Reserves Recognizing loss trends as they appear No change in reserving philosophy or process Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $47 $53 $47 $20 $31 $37 $38 $50 $60 $39 $42 $25 $30 $43 $33 $52 $50 $49 $43 44 104 109 138 184 115 82 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q4 Q3 Q2 Q1 $ in millions 19 MPL Predominating 2003 — 2013

Premium Distribution at September 30, 2014 2013 ProForma Premium: $726 mln YTD 2014 Premium: $630 mln Tail Premium Allocated by Line Physician & Dental 60.7% Ancillary Healthcare 5.1% Life Sciences & Med Tech 4.7% Hospitals & Facilities 3.6% Attorneys 3.8% Workers' Comp 21.8% Other 0.3% Physician & Dental 51.6% Ancillary Healthcare 3.4% Life Sciences & Med Tech 4.4% Hospitals & Facilities 4.8% Attorneys 3.7% Workers' Comp 28.7% Lloyd's 3.3% Other 0.2% Distribution HCPL LPL Life Sciences Workers’ Comp Agent / Broker 64% 77% 100% 100% Direct 36% 23% -- -- 20

Eastern Insurance Transaction Update Significant contributor to top line growth and bottom line profitability Expected cross selling opportunities are emerging Continues building the platform to serve the needs of larger integrated health systems and healthcare delivery organizations Workers’ compensation represents one of the single largest liability expenditures for healthcare entities Eastern and ProAssurance underwrite large healthcare books of business, which will continue to be a target market for both companies 21

Lloyd’s Syndicate Update First policies underwritten January 1, 2014 $27 mln in gross premium written reported to date (reporting on a one - quarter lag) ProAssurance is providing 58% of underwriting capital Remaining capital from other corporates and private names ProAssurance has committed $77 mln in 2014 Six - Year commitment of up to $200 mln 22

Opportunities and Strategies ProAssurance is Evolving to Anticipate the Risks Facing an Increasingly Complex healthcare Delivery System

Healthcare Realities American healthcare is wrestling with the question of cost vs. care — we can deliver more care than we can afford Restructuring is producing profound changes in healthcare Healthcare delivery is being pushed down to lower cost providers The Affordable Care Act (ACA) is creating additional layers of complexity Healthcare delivery will be in continuous flux for years to come How will the addition of millions of insureds affect Medical Professional Liability? Patient frustration and unexpected outcomes Will additional coverage under the ACA help or hurt Worker’s Compensation writers? Will the healthcare burden shift 24

Insurance Marketplace Realities 25 Insurance companies are awash in capital Pressure is mounting to “do something” with it M&A — the hunter vs. the hunted Chase market share with low prices but disastrous long - term consequences Appease investors with unwise capital - return strategies

The ProAssurance Response 26 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Positioned to Succeed 27 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability Medical Protective National Recent Hospital Experience $780 Doctors Co National Limited Hospital Experience $736 MLMIC NY Only $559 ProAssurance Size, Scope & Experience $522 PRI NY Only Negative reported surplus $373 Coverys Limited Scope $344 NORCAL Limited Scope Minimal Hospital Experience $285 ISMIE $243 MAG Mutual $231 SVIMC $152 MMMD MMIC Limited Scope $170 MICA MMNC COPIC National Chiropractic Mutual National Limited Focus $90 Hospitals Insurance Co OMSNIC National Dental & Related $90 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top MPL Writers Surplus billions Active States Bubble Size = Direct Premiums Written in millions MCIC Controlled Risk SNL 2013 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million

Continuing Emphasis on Strategic M&A 28 Well known, seasoned acquirer with a successful track record 1. Purchased Company 2. Demutualization Original Companies OHIC HOSPITALS ONLY 2 1 1 1 1 1 1 1 1 1 1 3 4 4 1 4 3. Renewal Rights 4. Assumed Business 2 2 † 2 3 1 3 3 1 SERTA 2 PROFESSIONAL PROTECTIVE INSURANCE, LTD . 1

Strategic Successes Leveraging our reach, expertise and financial strength $22 mln in annualized premium in the Certitude tm program in partnership with Ascension Health Insuring Ascension - affiliated physicians through coordinated, jointly insured programs Adding Ascension - employed physicians and facilities in select states Partnerships with existing physician - focused companies to leverage hospital expertise Venture with CAP - MPT: CAPAssurance Now writing large groups and facilities 29 *www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148 States with Active Certitude Programs States with Ascension Health Ministry Locations* States with Active CAPAssurance Policies

Strategic Opportunities 30 Alternative risk and self - insurance opportunities Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Risk sharing/high deductible programs Risk Purchasing Groups for specific specialties or regions Joint physician/hospital insurance products addressing the unique risk tolerance and claims expectations of each insured

Strategic Opportunities 31 ProAssurance Risk Solutions sm Newly formed unit brings proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine ( ProCxM ) Newly announced program for larger entities with self - insured retentions Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay Swett & Crawford Group

Strategic Opportunities Through Lloyd’s Syndicate 1729 is an investment opportunity with significant insurance benefits Potentially provides access to international medical professional liability opportunities Leverage Medmarc’s expertise to underwrite international medical technology and life sciences risks Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written 32

Strategic Opportunities Through Medmarc Medmarc is a market - leader in medical products and life sciences liability Increasing presence in device and drug development by larger healthcare organizations Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 Provides ProAssurance and our agents with another arrow in our product quiver at the complex end of the healthcare delivery continuum 33

Strategic Opportunities Through Mid - Continent ProAssurance Mid - Continent Underwriters addresses the needs of ancillary healthcare providers This market is increasing rapidly as the push to reduce healthcare costs drives care through lower cost providers who are an important part of the healthcare continuum 34

Key Investor Points 35 ProAssurance has always evolved ahead of the curve in our industry — we continue that trend We have proven our ability to thrive across insurance cycles and produce significant returns for long - term shareholders Our long - term focus on financial strength and sustained value creation is central to our overall strategy Our management team is heavily invested — professionally and financially in our success

Segment Highlights We report results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

September 30, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 430 $ 452 - 5% Net Premiums Earned $ 375 $ 399 - 6% Total Revenues $ 379 $ 402 - 6% Net Losses & Loss Adjustment Expenses $ 191 $ 190 +1% Underwriting & Operating Expenses $ 101 $ 96 +5% Operating Result $ 87 $ 117 - 26% Specialty P&C Financial Highlights - YTD in millions, except ratios Current Accident Year Net Loss Ratio 85.8% 83.0% Prior Accident Year Net Loss Ratio (34.8)% (35.4)% Net Loss Ratio 51.0% 47.6% Underwriting Expense Ratio 27.0% 24.1% Combined Ratio 78.0% 71.7% 37

Specialty P&C Gross Written Premium - YTD 38 $26 $27 $22 $18 $25 $27 $29 $23 $17 $28 Other healthcare providers Healthcare facilities Legal professionals Tail & other, professional liability Products liability 2013 2014 $311 $290 $23 $18 $334 $307 2013 2014 Physician 12-mo Physician 24-mo $ in millions Physician premiums +1% (includes PICA insureds) N ew business: $13.2 mln Facilities increase is due to timing of renewals and new business of $ 3.9 mln offset by retention loss Lawyers increased due to both new business of ($ 3.4 mln ) as well as higher pricing on renewals Products liability - new business of $4.0 mln May not sum due to rounding

Strong Retention Despite Competition Retention remains in line with recent quarters Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability 84% 85% 87% 90% 90% 89% 90% 88% 90% 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30/14 Year - over - Year Premium Retention – Physicians 89% 87% 89% 89% Q4 13 Q1 14 Q2 14 Q3 14 Trailing Four Quarters’ Premium Retention – Physicians 39

No Overall Change in HCPL Loss Trends Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD 9/30/14 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 130% -10% 30% 70% 110% 150% MD/DO Charged Rate History PICA excluded to facilitate accurate comparisons over time 40

The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results 21% 32% 48% 42% 44% 18% 45% 28% 79% 68% 52% 58% 56% 82% 55% 72% 2006 2007 2008 2009 2010 2011 2012 2013 PRA Industry 63% 42% 37% 58% Source: Statutory Basis, A.M. Best Aggregates & Averages Some totals may not agree due to rounding ProAssurance vs. Industry Five - Year Average Loss Ratio ( 2009 - 2013) Legal Payments as a Percentage of Total Loss Ratio Loss Payments as a Percentage of Total Loss Ratio 61% 34% ProAssurance Stand Alone Loss Ratio ( 2006 - 2013) Calendar Year 41 TOTAL LOSS RATIO 76% 64% 44% 42% 37% 25% 31% 39% On average, 27 points better than the industry

ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 Calendar Year Combined Ratio 1991 - 2013 ProAssurance MPL Source: 1991 - 2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business Policyholder Dividends Included '91 - '13 Avg 5 Yr Avg 88.5% 107.1% 10 Yr Avg 72.8% 89.7% 57.6% 86.6% 42

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation In surance Lloyd’s Syndicate 1729

September30, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 181 ‒ - 7% Net Premiums Earned $ 144 ‒ - 6% Total Revenues $ 144 ‒ - 6% Net Losses & Loss Adjustment Expenses $ 92 Underwriting & Operating Expenses $ 45 ‒ +4% Segregated Cell Dividend Expense $ 2 ‒ Operating Results $ 5 ‒ - 27% Workers’ Compensation Highlights - YTD in millions, except ratios Current Accident Year Net Loss Ratio 65.9% ‒ Prior Accident Year Net Loss Ratio (2.0%) ‒ Net Loss Ratio 63.9% ‒ Underwriting Expense Ratio 31.5% ‒ Combined Ratio 95.4% ‒ 44

Consistent Profitability in Workers' Comp 45 Historical Combined Ratio (1) excluding fair value adjustment and intangible asset amortization, transaction - related and other one - time charges (1) 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 95.4% 91.6% 2006 2007 2008 2009 2010 2011 2012 2013 YTD 2014 2006 – 2013 is Traditional Workers’ Compensation only

How Eastern Differentiates 46 Disciplined individual account underwriting with focus on rate adequacy in rural territories Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Business Profile 47 • Direct Written Premium of $175.4 Million for the Nine Months Ended 9.30.14 and $ 158.5 Million for the Nine Months Ended 9.30.13 • Licensed – 30 states Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman)

Workers' Compensation Risk Diversification Wide diversification by class code and market segment Approximately 7,000 active policies in Traditional Programs Over 600 class c odes a ctively written 48 Retirement / Life Care Community 2.3% Physician / Dentists 9.3% Nursing Homes Skilled , 2.5% Hospital , 6.7% Clerical / Office 16.6% Colleges/Schools , 9.7% Auto Dealers , 4.3% Salesmen - Outside , 4.1% Restaurant 3.4% Bank 1.6% Healthcare and Related Risks Top 10 Classes (Traditional) Payroll Exposure as of September 30, 2014 Exposure Base: PA, DE, MD, VA, NC, SC

Workers' Compensation Risk Diversification Wide diversification by class code and market segment Approximately 2,150 active policies in Alternative Markets Over 4 00 class c odes a ctively written 49 Physician / Dentists 6.9% Nursing Homes Skilled 3.4% Ambulance Service (Non - Volunteer) , 2.1% Social Rehab Facilities , 3.8% Clerical / Office 15.9% Colleges/Schools , 8.3% Auto Dealers , 6.2% Salesmen - Outside , 6.1% Grocery Store - Retail 2.3% Bank 2.4% Healthcare and Related Risks Top 10 Classes (Alternative) Payroll Exposure as of September 30, 2014 Exposure Base: PA, DE, MD, VA, NC, SC

Broad Product Spectrum 50 Guaranteed Cost 56.0% Alternative Markets 26.5% Policyholder Dividend 9.9% Deductible Plans 3.8% Retrospective Rating 3.8% Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “ Pay as you Go” TPA Services Claims Administration and Risk Management 9 /30/14 Active Policies at 9/30/14 Traditional WC Programs 7,061 Alternative Markets 2,158 9,219

How Eastern Differentiates Extensive medical cost containment strategies Average five - year medical cost inflation of 0.6% Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance 51

Workers’ Comp Claim Closing Pattern: Traditional 52 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 63 201 364 535 590 570 685 591 716 775 885 951 1,068 1,161 1,160 951 1 3 2 2 3 4 8 10 16 61 120 376 0 200 400 600 800 1,000 1,200 1,400 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Accident Years 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Closed Claims 63 201 364 535 590 570 685 591 716 775 885 951 1,068 1,161 1,160 951 Open Claims 0 0 0 1 0 3 2 2 3 4 8 10 16 61 120 376 9/30/14

Workers’ Comp Claim Closing Pattern: Alternative 53 Few claims remain open from older accident years Eastern is recognized as a short - tail writer of workers’ compensation insurance 35 66 103 175 267 407 423 310 324 334 383 397 488 464 438 1 2 2 3 10 15 38 141 0 100 200 300 400 500 600 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Accident Years 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Closed Claims 35 66 103 175 267 407 423 310 324 334 383 397 488 464 438 Open Claims 0 0 0 0 0 0 1 0 2 2 3 10 15 38 141 9 /30/14

How Eastern Differentiates Captive insurance solutions provided through Eastern Re Segregated cell company based in Cayman Opens additional business opportunities for healthcare professional liability business Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value - added risk management services cements brand loyalty 54

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

As reported 9/30/14 June 30, Y - OVER - Y Change 2014 2013 Gross Premiums Written $ 27 ‒ - 7% Net Premiums Earned $ 6 ‒ - 6% Total Revenues $ 7 ‒ - 6% Net Losses & Loss Adjustment Expenses $ 4 Underwriting & Operating Expenses $ 6 ‒ +4% Operating Results $ - 4 ‒ - 27% Lloyd’s Syndicate 1729 – YTD in millions, except ratios Net Loss Ratio 68.9% ‒ Underwriting Expense Ratio 93.8% ‒ 56 Loss ratios may fluctuate as Syndicate 1729 writes additional business and the book matures

Lloyd’s Syndicate 1729: Business Detail Broad spread of risk Casualty includes $14.8 million ceded by PRA/PICA (Podiatry) Property is primarily US 57 Casualty $18.7 69.9% Catastrophe Reinsurance $4.8 17.8% Property Reinsurance $1.3 4.7% Property Insurance $2.0 7.5% YTD 6/30/14 As Reported at 9/30/14 $ in millions

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U. S. taxes

September 30, Y - OVER - Y Change 2014 2013 Investment income $ 92.5 $ 99.2 - 7% Equity in earnings (loss) of unconsolidated subsidiaries 2.8 - 3.5 >100% Net realized investment gains (losses) 7.7 47.7 - 84% Other income 1.9 1.4 +36% Operating expenses 6.9 9.7 - 30% Interest expense 10.7 1.1 >100% Income taxes 43.3 60.0 - 28% Gain on acquisition ‒ 36.0 >100% Segment Operating Result $ 44.0 $ 110.0 - 60% Corporate Segment Highlights – YTD in millions, except ratios 59

Corporate Segment Financial Highlights – YTD No meaningful change in overall investment result $6.3 million increase in Equity in Unconsolidated Subsidiaries $6.7 million reduction in investment income, primarily due to lower average balances on fixed income investments Net realized investment gains decreased $ 40 million Primarily the result of market valuation gains recorded in 2013 Operating expenses lower than 2013 primarily due to due to litigation recoveries in Q2 2014 and discreet costs specific to Q1 2013 One - time, non - taxable gain of $36.0 million in Q1 2013 in connection with the acquisition of Medmarc 60

Additional Financial Detail

Capital Growth: 2008 - Q3 2014 2008 2009 2010 2011 2012 2013 Q3 2014 Dividends (15,269) (192,466) (64,777) (52,873) Earnings 177,725 222,026 231,598 287,096 275,470 297,523 131,451 Employee Stock Transactions 11,673 7,205 6,147 6,855 7,780 9,261 8,116 Stock Issued 112,478 - - - - - - Treasury Stock (87,561) (46,884) (106,347) (21,005) - (32,454) (167,242) Unrealized G/L (45,800) 98,663 19,870 50,913 15,343 (85,719) 7,346 Total Equity 1,424 1,705 1,856 2,164 2,271 2,394 2,321 $112,478 $ - 11,673 7,205 6,147 6,855 7,780 9,261 8,116 177,725 222,026 231,598 287,096 275,470 297,523 131,451 (15,269) (192,466) (64,777) (52,873) $(87,561) $(46,884) $(106,347) $(21,005) $(32,454) $(167,242) (45,800) 98,663 19,870 50,913 15,343 (85,719) 7,346 TREASURY STOCK in $000’s except total equity (000,000’s) 62

Inside ProAssurance’s Balance Sheet Cash & Investments: 80.7% Insurance Receivables 9.2% Goodwill & Intangible Assets: 5.9% Other Assets: 4.2% Retained Earnings: 39.3% Other Equity: 4.3% Reinsurance Payable & Other Liabilities: 8.8% Unearned Premiums: 7.3% Loss Reserves: 40.3% Assets: $5.3 bln Liabilities: $3.0 bln Equity: $2.3 bln 9/30/14 63

Inside ProAssurance’s Income Statement - YTD 64 Net Premiums Earned: 82.8% Net Realized Investment Gains: 1.2% Net Investment Income: 14.6% Other: 1.4% Net Income: 20.7% Provision for Income Taxes: 6.8% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 27.2% Net Losses and Loss Adjustment Expenses: 45.3% Revenues: $634 mln Expenses: $503 mln Net Income: $131 mln 9 /30/14

Book Value per Share History 65 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $40.24 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $34.80 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $33.63 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 9/30/2014 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses

Book Value per Share 66 Components September 30, 2014 December 31, 2013 Change Total Book Value $ 40.24 $ 39.13 $ 1.11 Less: Goodwill & Intangible Assets 5.44 3.49 1.95 Tangible Book Value $ 34.80 $ 35.64 $ (0.84) Less: Unrealized Gain / Loss 1.17 0.97 0.20 Tangible Book Value excl Unreal G/L $ 33.63 $ 34.67 $ (1.04) Estimated Effect of Treasury Shares $ (0.21) $ 0.07 $ (0.28) Outstanding Shares (000s) 57,687 61,197 (3,510) Treasury Shares (000s) 4,596 900 3,696

6.4% 5.5% 2.7% - 3.4% - 0.3% Pre-Tax Underwriting Profit $112 Pre-Tax Investment Income $96 Non-Operating Gains $48 Taxes $(60) Interest & Intangibles $(5) 2013 Return on Equity: 10.9% YTD (excludes gain on acquisition) Components of Return on Equity 67 Long - term ROE target: 12% - 14% 5.2% 5.4% 0.5% - 2.5% - 1.2% Pre-Tax Underwriting Profit $92 Pre-Tax Investment Income $96 Non-Operating Gains $8 Taxes $(43) Interest & Intangibles, SPC Dividend $(21) 2014 Return on Equity: 7.4% YTD ($ in millions)

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2014 Investment Developments Maintaining duration of approximately four years Q3 tax effective book yield: 4.2% YTD tax effective book yield: 4.3% Overall credit quality is stable at A+ 69 2015 Investment Strategy & Outlook Seeking incremental yield Avoiding duration risk Q3 2014 Investment Highlights Maintaining duration of approximately four years Avoiding MBS unless we see real value

ProAssurance: Q3 2014 Investment Profile Fixed Income 80% Short Term (incl cash) 2% Equities & Equity Substitutes 17% BOLI 1% $4.1 Billion Overall Portfolio State & Muni 34% Corporate 45% Asset Backed 14% Govt & Agency , 7% $3.3 Billion Fixed Income Portfolio Average duration: 3.6 years, down slightly due to Lloyds investments Average tax - equivalent income yield: Q3 14: 4.2% / YTD 14: 4.3% Investment grade: 93% Weighted average: A+ 9 /30/14 Full portfolio disclosure on our website: www.proassurance.com/investorrelations/supplemental.aspx 70 DAILY Cash Equities Bonds 89% MONTHS (NEGOTIATED) LPs (Secondary Liquidity) 7% 30 - 90 DAYS HFs/Privates 3% 6 MONTHS BOLI 1% Sources of Liquidity

Other 11% Auto 11% Non Agency MBS 2% Agency MBS/CMBS 64% Non Agency CMBS 12% ProAssurance Portfolio Detail: Asset Backed 9 /30/14 Subject to Rounding Asset Backed: $465 Million Weighted Average Rating: “ AAA” 71

Financials 29% Industrials 28% Utilities/ Energy 20% Other 2% Consumer Oriented 21% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.5 Billion Weighted Average Rating: A - Top 20 Banks/Financials: $ 219 million in millions JPM Chase $25 Citi $10 GECC $17 Simon Property $10 Goldman Sachs $16 NRUC $9 Bank of America $13 Barclays $9 Morgan Stanley $13 Macquarie Bank $9 Wells Fargo $12 BB&T $9 The Doctor’s Co $11 Blackrock $8 PNC $10 Digital Realty Trust $7 National Bank of Canada $10 US Bank $6 HSBC $10 BNY Mellon $5 9/30/14 72

General Obligation 26% Special Revenue 60% Prerefunded 14% ProAssurance Portfolio Detail: Municipals Municipals: $ 1.1 Billion Investment policy has always required investment grade rating prior to applying the effect of insurance Top 10 Municipal Holdings in millions State of Texas $16 Por t Authority of NY & NJ $15 Triborough Bridge Authority $13 Missouri State Highways $13 Omaha Public Power $12 University of Alabama Revenue $12 So Carolina St Public Service $11 Douglas County Colorado School District $11 Pennsylvania State $11 Washington State $11 Weighted Average Rating: AA 9 /30/14 73

Equities 39% Alternative Equity & Debt 9% Real Estate LP 4% Private Equity 13% Convertible Bonds 5% Investment Grade Bond Fund 8% FHLB Stock 1% Tax Credits 21% ProAssurance Portfolio: Equities & Other 9 /30/14 Equities & Other: $654 Million 5.6% TE Book Yield 13% TE IRR 74

ProAssurance Portfolio Detail: Various Govt MMF 86% Lloyd's 6% Prime MMF (Bermuda) 7% Other 1% Best Rating: A , 8% Best Rating: A+ 57% Best Rating: A++ 35% Rated A1/P1 or better Money Markets: Moody’s: Aaa S&P: AAA Weighted average rating Moody’s: AA3 S&P: AA - A. M. Best: A+ Treasuries 42% TIPS 38% FHLB Debentures 5% FNMA Sr Debentures 9% FHLMC Sr Debentures 3% Other 4% Treasury / GSE: $221 Million Short Term: $95 Million BOLI: $56 Million 75 9/30/14 May Not Sum Due to Rounding

Additional Details

Now Reporting in Four Segments 77 • Healthcare Professional Liability • Products Liability • Lawyers’ Professional Liability Specialty P&C • Traditional • Captive Market Facility Workers’ Compensation • Syndicate 1729 (58%) (including investments & taxes) Lloyd’s • PRA Corp – parent company • Internal agency operations • Investments, except Lloyd’s • Taxes, except Lloyd’s • Debt Corporate / Other ProAssurance Consolidated

Q3 2014 Condensed Results by Segment 78 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q3 2014 Consol. Q3 2013 Gross premiums written $ 163,134 $ 60,307 $ 6,105 $ - $ (2,860) $ 226,686 $ 165,794 Net premiums written 142,733 54,287 3,889 - - 200,909 157,641 Net premiums earned $ 123,791 $ 49,792 $ 3,445 $ - $ - $ 177,028 $ 133,598 Net losses and LAE 63,639 33,046 2,537 - - 99,222 61,637 Underwriting, policy acquisition & operating expenses 33,814 14,785 2,584 3,189 (187) 54,185 33,348 Underwriting Result $ 26,338 $ 1,961 $ (1,676) $ (3,189) $ 187 $ 23,621 $ 38,613 % of total 111.5% 8.3% - 7.1% - 13.5% 0.8% 100.0% Net investment result - - 120 33,008 - 33,128 33,584 Net realized inv gains / (losses) - - - (8,131) - (8,131) 12,500 Other income 1,071 179 (79) 824 (187) 1,808 1,804 SPC Dividend expense - (483) - - - (483) - Interest expense - - - 3,606 - 3,606 322 Gain on acquisition - - - - - - 494 Income tax expense - - - 12,525 - 12,525 23,316 Segment operating result $ 27,409 $ 2,623 $ (1,635) $ 6,381 $ - $ 34,778 $ 63,357 Net loss ratio 51.4% 66.4% 73.6% n/a n/a 56.0% 46.1% Expense ratio 27.3% 29.7% 75.0% n/a n/a 30.6% 25.0% Combined Ratio 78.7% 96.1% 148.6% n/a n/a 86.6% 71.1%

Nine - Month 2014 Condensed Results by Segment 79 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 2014 Consol. 2013 Gross premiums written $ 429,730 $ 181,130 $ 26,813 $ - $ (5,662) $ 632,011 $ 451,819 Net premiums written 379,428 164,984 24,163 - - 568,575 417,813 Net premiums earned $ 374,704 $ 143,960 $ 6,397 $ - $ - $ 525,061 $ 398,528 Net losses and LAE 191,263 91,975 4,405 - - 287,643 189,872 Underwriting, policy acquisition & operating expenses 101,044 45,379 5,999 6,826 (392) 158,856 105,592 Underwriting Result $ 82,397 $ 6,606 $ (4,007) $ (6,826) $ 392 $ 78,562 $ 103,064 % of total 107.1% 12.2% - 7.4% - 12.6% 0.7% 100.0% Net investment result - - 244 95,311 - 95,555 95,782 Net realized inv gains / (losses) - - - 7,659 - 7,659 47,650 Other income 4,167 503 (79) 1,856 (392) 6,055 5,305 SPC Dividend expense - 2,355 - - - 2,355 - Interest expense - - - 10,697 - 10,697 1,085 Gain on acquisition - - - - - - 35,986 Income tax expense - - - 43,328 - 43,328 60,044 Segment operating result $ 86,564 $ 4,754 $ (3,842) $ 43,975 $ - $ 131,451 $ 226,658 Net loss ratio 51.0% 63.9% 68.9% n/a n/a 54.8% 47.6% Expense ratio 27.0% 31.5% 93.8% n/a n/a 30.3% 26.5% Combined Ratio 78.0% 95.4% 162.7% n/a n/a 85.1% 74.1%

Capital Management Priorities 80 The manner in which capital is used has an effect on financial ratings Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity “A+” Rating Threshold

ProAssurance Outperforms in Insurance Source: A.M . Best Aggregates and Averages for Each Lines of Business and Period Selected 104.5% 100.2% 102.1% 107.1% 89.7% 86.6% 88.5% 72.8% 57.6% 89.2% 74.8% 61.5% 1991-2013 10-Year 5-Year Average Combined Ratio Overall P&C MPL PRA - MPL Only PRA - All Lines 81

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states



Claims Outcomes
Ten Year Average 2004-2013
Settled or ADR 18%
Plaintiff Verdict 4%
Defense Verdict 12%
Dropped or Dismissed 66%
NO PAID LOSSES
PRA: 78%
Industry: 73%
Settled or ADR 26%
Plaintiff Verdict 1%
Defense Verdict 7%
Dropped or Dismissed 66%
ProAssurance
78% Favorable Outcomes
Industry
73% Favorable Outcomes

Source: ProAssurance: as reported to PIAA
Industry: PIAA 2013 Claim Trend Analysis, ProAssurance Excluded

ProAssurance. Treated Fairly
82

The Ohio Example: 2006 – 2012 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2012MedicalProfessionalLiabilityClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $34,134 $68,983 ProAssurance All Others 2x Lower Average Indemnity Payment per Closed Claim 83

ProAssurance by the Numbers 84 YTD 2014 Policyholders: 80,500 Physicians & Dentists 58.0% Ancillary Healthcare 11.8% Hospitals & Facilities 0.7% Attorneys 15.7% Life Sciences Medical Tech 1.5% Workers' Compensation 11.5% Other 1.0% September 30, 2014